July 1, 1998

                              Blue Chip Fund
                           Social Awareness Fund
                           Institutional Class

              Supplement to Prospectus dated January 30, 1998


The following supplements the section of the Prospectus for Social Awareness Fund entitled Social Criteria under Other Investment
Policies and Risk Considerations:

     In addition to the social criteria presently stated in the Prospectus, the Fund will not knowingly invest in or hold securities of companies engaged in testing on animals in the development of their cosmetic or personal care products.